                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM  8 - K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(b) of
                          THE SECURITIES EXCHANGE ACT



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 8, 1997
                                                        ----------------



                           TELCOM SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



     0-26312                                    94-3186995
     -------                                    ----------
     (Commission                                (IRS Employer
     File Number)                               Identification Number)



     1300 Terra Bella Avenue
     Mountain View, California                  94039-7267
     -------------------------                  ----------
     (Address of principal executive offices)   Zip Code


         Registrants telephone number, including area code (415) 968-9252
                                                           --------------

                                      N.A.
                                      ----
         (Former name or former address, if changed since last report)
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ITEM 8    CHANGE IN FISCAL YEAR
------    ---------------------


On December 8, 1997, the Company's board of directors approved a change in the Company's fiscal year end from the last Friday of December to the Friday closest to December 31 of each year. The change will be effective for calendar year 1997 starting with the period beginning December 28, 1996. The Company's Annual Report on Form 10-K for fiscal year 1997 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               TelCom Semiconductor, Inc.

Dated : December 16, 1997      By:  /s/ R. MICHAEL O' MALLEY
                                    ------------------------

                               R. Michael O' Malley
                               Vice President, Chief Operating Officer
                               and Chief Financial Officer (Principal
                               Financial Officer)